                                                                    Exhibit 4.19











--------------------------------------------------------------------------------

                                     FORM OF
                        AMENDED AND RESTATED DECLARATION
                                    OF TRUST
                       [ENDURANCE HOLDINGS CAPITAL TRUST]
                              Dated as of _________
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----

                    ARTICLE 1 INTERPRETATION AND DEFINITIONS

SECTION 1.01.         Definitions..................................................................1

                          ARTICLE 2 TRUST INDENTURE ACT

SECTION 2.01.         Trust Indenture Act; Application.............................................7
SECTION 2.02.         Lists of Holders of Securities...............................................7
SECTION 2.03.         Reports by the Institutional Trustee.........................................8
SECTION 2.04.         Periodic Reports to Institutional Trustee....................................8
SECTION 2.05.         Evidence of Compliance with Conditions Precedent.............................8
SECTION 2.06.         Events of Default; Waiver....................................................8
SECTION 2.07.         Event of Default; Notice....................................................10

                             ARTICLE 3 ORGANIZATION

SECTION 3.01.         Name........................................................................11
SECTION 3.02.         Office......................................................................11
SECTION 3.03.         Purpose.....................................................................11
SECTION 3.04.         Authority...................................................................11
SECTION 3.05.         Title to Property of the Trust..............................................11
SECTION 3.06.         Powers and Duties of the Administrative Trustees............................12
SECTION 3.07.         Prohibition of Actions by the Trust and the Trustees........................15
SECTION 3.08.         Powers and Duties of the Institutional Trustee..............................15
SECTION 3.09.         Certain Duties and Responsibilities of the Institutional Trustee............17
SECTION 3.10.         Certain Rights of Institutional Trustee.....................................19
SECTION 3.11.         Delaware Trustee............................................................22
SECTION 3.12.         Execution of Documents......................................................22
SECTION 3.13.         Not Responsible for Recitals or Issuance of Securities......................22
SECTION 3.14.         Duration of Trust...........................................................22
SECTION 3.15.         Mergers.....................................................................22

                                ARTICLE 4 SPONSOR

SECTION 4.01.         Sponsor's Purchase of Common Securities.....................................24
SECTION 4.02.         Responsibilities of the Sponsor.............................................24


                               ARTICLE 5 TRUSTEES

SECTION 5.01.         Number of Trustees..........................................................25
SECTION 5.02.         Delaware Trustee............................................................25
SECTION 5.03.         Institutional Trustee; Eligibility..........................................26
SECTION 5.04.         Qualifications of Administrative Trustees and
                      Delaware Trustee Generally..................................................26

SECTION 5.05.         Initial Trustees............................................................27
SECTION 5.06.         Appointment, Removal and Resignation of Trustees............................27
SECTION 5.07.         Vacancies among Trustees....................................................29
SECTION 5.08.         Effect of Vacancies.........................................................29
SECTION 5.09.         Meetings....................................................................29
SECTION 5.10.         Delegation of Power.........................................................29
SECTION 5.11.         Merger, Conversion, Consolidation or Succession to Business.................30

                             ARTICLE 6 DISTRIBUTIONS

SECTION 6.01.         Distributions...............................................................30

                        ARTICLE 7 ISSUANCE OF SECURITIES

SECTION 7.01.         General Provisions Regarding Securities.....................................30
SECTION 7.02.         Execution and Authentication................................................31
SECTION 7.03.         [Reserved]..................................................................32
SECTION 7.04.         Registrar, Paying Agent and Conversion Agent................................32
SECTION 7.05.         Paying Agent to Hold Money in Trust.........................................32
SECTION 7.06.         [Reserved]..................................................................32
SECTION 7.07.         [Reserved]..................................................................32
SECTION 7.08.         Outstanding Preferred Securities............................................32
SECTION 7.09.         Preferred Securities in Treasury............................................33
SECTION 7.10.         [Reserved]..................................................................33
SECTION 7.11.         Cancellation................................................................33
SECTION 7.12.         CUSIP Numbers...............................................................33

                         ARTICLE 8 TERMINATION OF TRUST

SECTION 8.01.         Termination of Trust........................................................34


                         ARTICLE 9 TRANSFER AND EXCHANGE

SECTION 9.01.         General.....................................................................35
SECTION 9.02.         Transfer of Certificates....................................................36
SECTION 9.03.         Deemed Security Holders.....................................................36
SECTION 9.04.         Book Entry Interests........................................................36
SECTION 9.05.         Notices to Clearing Agency..................................................37
SECTION 9.06.         Appointment of Successor Clearing Agency....................................37
SECTION 9.07.         Definitive Preferred Security Certificates..................................37
SECTION 9.08.         Mutilated, Destroyed, Lost or Stolen Certificates...........................38

          ARTICLE 10 LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                               TRUSTEES OR OTHERS

SECTION 10.01.        Liability...................................................................39
SECTION 10.02.        Exculpation.................................................................39
SECTION 10.03.        Fiduciary Duty..............................................................40
SECTION 10.04.        Indemnification.............................................................40
SECTION 10.05.        Outside Businesses..........................................................41

                              ARTICLE 11 ACCOUNTING

SECTION 11.01.        Fiscal Year.................................................................41
SECTION 11.02.        Certain Accounting Matters..................................................41
SECTION 11.03.        Banking.....................................................................42
SECTION 11.04.        Withholding.................................................................42

                       ARTICLE 12 AMENDMENTS AND MEETINGS

SECTION 12.01.        Amendments..................................................................43
SECTION 12.02.        Meetings of the Holders of Securities; Action by Written Consent............45

              ARTICLE 13 REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.01.        Representations and Warranties of Institutional Trustee.....................46
SECTION 13.02.        Representations and Warranties of Delaware Trustee..........................47

                              ARTICLE 14 [RESERVED]

SECTION 14.01.        [Reserved]..................................................................48


                            ARTICLE 15 MISCELLANEOUS

SECTION 15.01.        Notices.....................................................................48
SECTION 15.02.        Governing Law...............................................................49
SECTION 15.03.        Intention of the Parties....................................................49
SECTION 15.04.        Headings....................................................................49

SECTION 15.05.        Successors and Assigns......................................................49
SECTION 15.06.        Partial Enforceability......................................................49
SECTION 15.07.        Counterparts................................................................50

ANNEX I                    TERMS OF SECURITIES....................................................I-1
EXHIBIT A-1             FORM OF PREFERRED SECURITY CERTIFICATE...................................A1-1
EXHIBIT A-2             FORM OF COMMON SECURITY CERTIFICATE......................................A2-1
EXHIBIT B                  SPECIMEN OF DEBENTURE..................................................B-1

                             CROSS-REFERENCE TABLE(1)

Section of
Trust Indenture Act,                                           Section of
as amended                                                     Declaration
----------                                                     -----------
310 ...........................................................2.01(c)
310(a).........................................................Inapplicable
310(b).........................................................5.03(c), 5.03(d)
311(a).........................................................2.02(b)
311(b).........................................................2.02(b)
311(c).........................................................Inapplicable
312(a).........................................................Inapplicable
312(b).........................................................2.02(b)
313............................................................2.03
314............................................................2.04
314(a).........................................................3.06(j)
314(b).........................................................Inapplicable
314(c).........................................................2.05
314(d).........................................................Inapplicable
314(f).........................................................Inapplicable
315(a).........................................................Inapplicable
315(c).........................................................Inapplicable
315(d).........................................................Inapplicable
316(a).........................................................Inapplicable
316(c).........................................................3.06(e)
317............................................................2.01(c)
317(b).........................................................3.08(h)














-------------
1 This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                      OF [ENDURANCE HOLDINGS CAPITAL TRUST]

         AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of ______, by the Trustees (as defined herein), the Sponsor (as defined herein), and by the holders, from time to time, of undivided beneficial interests in the Trust issued pursuant to this Declaration;

         WHEREAS, the Trustees and the Sponsor established [ENDURANCE HOLDINGS CAPITAL TRUST] (the "Trust") under the Delaware Statutory Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of ______, (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on ______, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer;

         WHEREAS, as of the date hereof, no interests in the Trust have been issued;

         WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Declaration constitute the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE 1
                         INTERPRETATION AND DEFINITIONS

         SECTION 1.01. Definitions.Unless the context otherwise requires:

         (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.01;

         (b) a term defined anywhere in this Declaration has the same meaning throughout;

         (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

         (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections and Annexes and Exhibits to this Declaration unless otherwise specified;

         (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

         (f) a reference to the singular includes the plural and vice versa.

         "Administrative Trustee" has the meaning set forth in Section 5.01.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "Agent" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

         "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

         "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Depositary as described in Section 9.04

         "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or required by law to close.

         "Certificate" means a certificate in global or definitive form representing a Preferred Security substantially in the form of Exhibit A-1 or a Common Security substantially in the form of Exhibit A-2.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities. The Depository Trust Company will be the initial Clearing Agency.

         "Closing Date" means _______.

         "Code" means the Internal Revenue Code of 1986 as amended from time to time, or any successor legislation.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the date on which this Declaration was originally executed such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act on such date of original execution, then the body performing such duties at such time. "Common Securities" has the meaning set forth in Section 7.01(a).

         "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

         "Debenture Issuer" means the Sponsor in its capacity as issuer of the Debentures.

         "Debenture Trustee" means The Bank of New York, a NewYork banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Debentures" means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Institutional Trustee, a specimen certificate for such series of Debentures being Exhibit B.

         "Definitive Preferred Securities" means the Preferred Securities in definitive form issued by the Trust.

         "Definitive Preferred Security Certificate" has the meaning set forth in Section 9.04.

         "Delaware Trustee" has the meaning set forth in Section 5.02.

         "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.01.

         "Depositary" means The Depository Trust Company, the initial Clearing Agency.

         "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Global Certificate" has the meaning set forth in Section 9.04.

         "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

         "Indemnified Person" means (a) any Trustee; (b) any Affiliate of any Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; or (d) any employee or agent of the Trust or its Affiliates.

         "Indenture" means the Indenture dated as of _______, between the Debenture Issuer and The Bank of New York, as trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

         "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.03.

         "Institutional Trustee Account" has the meaning set forth in Section 3.08(c).

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the U.S. Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Investment Company Event" means that the Administrative Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is a more than an insubstantial risk that the Trust is or will be considered an Investment Company that is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of the issuance of the Preferred Securities.

         "Legal Action" has the meaning set forth in Section 3.06(g).

         "Majority in liquidation preference of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation preference (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Annex I.

         "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

         (a) a statement that each officer signing the Certificate has read the covenant or condition and the definition relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges or securities deposited with the Clearing Agency.

         "Paying Agent" has the meaning specified in Section 3.08(h).

         "Person" means a legal person, including any individual, corporation, estate, company, limited liability company, trust, partnership, limited liability partnership, joint venture, association, joint stock company, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Preferred Securities" has the meaning specified in Section 7.01(a).

         "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

         "Preferred Securities Guarantee" means the guarantee agreement to be dated as of ________, of the Sponsor in respect of the Preferred Securities.

         "Prospectus Supplement," as used in Annex I hereto, means the prospectus supplement, dated as of _______, relating to the issuance and sale by the Trust of Preferred Securities.

         "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

         "Register" has the meaning set forth in Section 7.04.

         "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

         "Responsible Officer" means, with respect to the Preferred Guarantee Trustee, any vice-president, any assistant vice-president, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Preferred Guarantee Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

         "Securities" means the Common Securities and the Preferred Securities.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Securities Custodian" means the custodian with respect to the Global Preferred Security and any other Preferred Security in global form.

         "66-2/3% in liquidation preference of the Securities" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of Preferred Securities or Holders of outstanding Common Securities voting separately as a class, representing at least 66-2/3% of the aggregate liquidation preference (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions, to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Sponsor" means Endurance Specialty Holdings Ltd., an exempted company incorporated in Bermuda as a holding company, in its capacity as sponsor of the Trust.

         "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

         "Successor Delaware Trustee" has the meaning set forth in Section 5.06(c).

         "Successor Entity" has the meaning set forth in Section 3.15(b).

         "Successor Institutional Trustee" has the meaning set forth in Section 5.06(b).

         "Super Majority" has the meaning set forth in Section 2.06(a)(ii).

         "Tax Event" means the Administrative Trustees shall have received an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after the effective date of the issuance of the Preferred Securities), in either case after the effective date of the issuance of the Preferred Securities, there is more than an insubstantial risk that (i) the Trust would be subject to United States federal income tax with respect to income accrued or received on the Debentures, or (ii) the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         "10% in liquidation preference of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, representing 10% of the aggregate liquidation preference (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

         "Trust Indenture Act" means the U.S. Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                                   ARTICLE 2

                               TRUST INDENTURE ACT

         SECTION 2.01. Trust Indenture Act; Application.

         (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

         (b) The Institutional Trustee shall be the only Trustee that is a Trustee for the purposes of the Trust Indenture Act.

         (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

         (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

         SECTION 2.02. Lists of Holders of Securities.

         (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 15 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Institutional Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.03 Reports by the Institutional Trustee.

         Within 60 days after May 15 of each year, the Institutional Trustee shall provide to the Holders of the Preferred Securities such reports, if any, as are required by Section 313 of the Trust Indenture Act in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

         SECTION 2.04. Periodic Reports to Institutional Trustee.

         Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Institutional Trusteesuch documents, reports and information (if any) as required by Section 314 of the Trust Indenture Act and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

         SECTION 2.05. Evidence of Compliance with Conditions Precedent.

         Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Institutional Trusteesuch evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

         SECTION 2.06. Events of Default; Waiver.

         (a) The Holders of a Majority in liquidation preference of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, such Event of Default under the Declaration shall also not be waivable; or

                  (ii) is waivable only with the consent or vote of holders of greater than a majority in principal amount of the Debentures (a "Super Majority") affected thereby, such Event of Default under the Declaration may be waived only by the vote of the Holders of at least the proportion in liquidation preference of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

         The foregoing provisions of this Section 2.06(a) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

         (b) The Holders of a Majority in liquidation preference of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided in this Section 2.06(b), the Event of Default under the Declaration shall also not be waivable; or

                  (ii) is waivable only with the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided in this Section 2.06(b), the Event of Default under the Declaration may be waived only by the vote of the Holders of at least the proportion in liquidation preference of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.06(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.06(b), upon the waiver of an Event of Default by the Holders of a Majority in liquidation preference of the Common Securities, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (c) A waiver of an Event of Default under the Indenture by the Institutional Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.06(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

         SECTION 2.07 Event of Default; Notice.

         (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of (i) all defaults with respect to the Securities known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.07(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein) and (ii) any notice of default received from the Institutional Trustee with respect to the Debentures, which notice from the Institutional Trustee to the Holders shall state that an Event of Default under the Indenture also constitutes an Event of Default with respect to the Securities; provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

         (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

                  (i) a default under Sections 5.1(1) and 5.1(2) of the Indenture; or

                  (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowledge.

                                   ARTICLE 3

                                  ORGANIZATION

         SECTION 3.01. Name.

         The Trust is named "[ENDURANCE HOLDINGS CAPITAL TRUST]," as such name may be modified from time to time by the Administrative Trustees following written notice to the Institutional Trustee, the Delaware Trustee and the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

         SECTION 3.02. Office.

         The address of the principal office of the Trust is c/o Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda. At any time, the Administrative Trustees may designate another principal office.

         SECTION 3.03. Purpose.

         The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

         SECTION 3.04. Authority.

         Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

         SECTION 3.05. Title to Property of the Trust .

         Except as provided in Section 3.08 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

         SECTION 3.06. Powers and Duties of the Administrative Trustees.

         The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

         (a) to issue and sell the Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

         (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

                  (i) execute and file with the Commission on behalf of the Trust, at such time as determined by the Sponsor, a registration statement on Form S-3 or on another appropriate form, or a registration statement under Rule 462(b) of the Securities Act, in each case prepared by the Sponsor, including all pre-effective or post-effective amendments thereto in relation to the Preferred Securities;

                  (ii) prepare and file with the Commission, at such time as determined by the Sponsor, any preliminary prospectus or prospectus or supplement thereto relating to the Preferred Securities of the Trust required to be filed pursuant to the Securities Act,

                  (iii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State or foreign jurisdiction in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

                  (iv) execute and file an application, prepared by or on behalf of the Sponsor, at such time as determined by the Sponsor, to the Private Offerings, Resale and Trading through Automated Linkages ("PORTAL") Market to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities;

                  (v) to execute and deliver letters, documents, or instruments with The Depository Trust Company relating the Preferred Securities;

                  (vi) execute and file with the Commission on behalf of the Trust, at such time as determined by the Sponsor, a registration statement on Form 8-A, including any pre-effective or post-effective amendments thereto, prepared by the Sponsor relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act; and

                  (vii) execute and enter into the purchase agreement, registration rights agreement and other related agreements providing for the sale of the Preferred Securities;

         (c) to acquire the Debentures with the proceeds of the sale of the Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Preferred Securities and the Holders of Common Securities;

         (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Tax Event or Investment Company Event; provided that the Administrative Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Tax Event or Investment Company Event;

         (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

         (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

         (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.08(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

         (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

         (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

         (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Administrative Trustee ;

         (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

         (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

         (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election (i) to defer payments of interest on the Debentures by extending the interest payment period under the Indenture or (ii) to extend the scheduled maturity date on the Debentures;

         (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

         (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.06, including, but not limited to: (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                  (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

provided that such action does not adversely affect the interests of Holders;
and

         (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

         (q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

         The Administrative Trustees must exercise the powers set forth in this
Section 3.06 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.03.

         Subject to this Section 3.06, the Administrative Trustees shall have none of the powers or the authority of the Institutional Trusteeset forth in
Section 3.08. Any expenses incurred by the Administrative Trustees pursuant to this Section 3.06 shall be reimbursed by the Debenture Issuer.

         SECTION 3.07. Prohibition of Actions by the Trust and the Trustees.

         (a) The Trust shall not, and the Trustees (including the Institutional Trustee) shall not cause the Trust to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Institutional Trustee) shall not cause the Trust to:

                  (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose;

                  (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                  (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                  (vii) (A) other than as provided in this Declaration or Annex I, direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures,
         (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of tax counsel to the effect that as a result of such modification, the Trust will not fail to be classified as a grantor trust for United States Federal income tax purposes.

                  SECTION 3.08. Powers and Duties of the Institutional Trustee.

         (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.06. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

         (c) The Institutional Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with Section 6.01. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness assigned by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, is at least equal to the rating assigned to the Preferred Securities by a nationally recognized statistical rating organization;

                  (ii) engage in such ministerial activities and as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                  (iii) upon notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

         (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

         (e) Subject to Section 2.06, the Institutional Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

         (f) The Institutional Trustee shall not resign as a Trustee unless either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                  (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.06.

         (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities, this Declaration, the Statutory Trust Act and the Trust Indenture Act.

         (h) The Institutional Trustee will act as Paying Agent and Registrar in New York (the "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee.

         (i) Subject to this Section 3.08, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.06.

         The Institutional Trustee must exercise the powers set forth in this
Section 3.08 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.03.

         SECTION 3.09. Certain Duties and Responsibilities of the Institutional Trustee.

         (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06), the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                           (A) the duties and obligations of the Institutional
                  Trustee shall be determined solely by the express provisions of this Declaration and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

                           (B) in the absence of bad faith on the part of the
                  Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein, unless specifically required by this Declaration);

                  (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation preference of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

                  (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it;

                  (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

                  (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.08(c)(i) and except to the extent otherwise required by law; and

                  (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for the default or misconduct of the Administrative Trustees or the Sponsor.

         SECTION 3.10. Certain Rights of Institutional Trustee.

         (a) Subject to the provisions of Section 3.09:

                  (i) the Institutional Trustee may conclusively rely, and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                  (iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely, upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                  (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                 (v) the Institutional Trustee may consult with counsel of its selection or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee adequate security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided, that, nothing contained in this Section 3.10(a)(iv) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                  (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Institutional Trustee shall determine to make such further inquiry or investigation, it shall be entitled, at a time and place reasonably determined by the Administrative Trustees, to examine the books and records of the Trust, personally or by agent or attorney, and shall incur no additional liability by reason of such inquiry or investigation;

                  (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Institutional Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation preference of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in relying on or acting in accordance with such instructions;

                  (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

                  (xii) the rights, privileges, protections, immunities and benefits given to the Institutional Trustee, including, without limitation, its right to indemnification, are extended to, and shall be enforceable by, the Institutional Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

                  (xiii) the Institutional Trustee may request that the Sponsor deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Declaration, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

         SECTION 3.11. Delaware Trustee.

         Notwithstanding any other provision of this Declaration other than
Section 5.02, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Institutional Trustee described in this Declaration. Except as set forth in Section 5.02, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Statutory Trust Act.

         SECTION 3.12. Execution of Documents.

         Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Statutory Trust Act, any Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to
Section 3.06; provided that, the registration statement referred to in Section 3.06(b)(i)), including any amendments thereto, shall be signed by a majority of the Administrative Trustees.

         SECTION 3.13. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

         SECTION 3.14. Duration of Trust.

         The Trust, unless terminated pursuant to the provisions of Article 8 hereof, shall exist until 30 years from the date of its formation.

         SECTION 3.15. Mergers.

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other entity or person, except as described in Section 3.15(b) and 3.15(c).

         (b) The Trust may, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State or the District of Columbia; provided that:

                  (i) if the Trust is not the surviving entity, the successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of the
                  Trust under the Securities; or

                           (B) substitutes for the Securities other securities
                  having substantially the same terms as the Preferred Securities (the "Successor Securities") as long as the Successor Securities rank the same as the Preferred Securities, with respect to Distributions and payments upon liquidation, redemption and otherwise;

                  (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee in its capacity as the Holder of the Debentures;

                  (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Preferred Securities are then listed or quoted;

                  (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                  (v) such merger, consolidation, amalgamation or replacement does not adversely affect the powers, preferences and other special rights of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity as a result of such merger, consolidation, amalgamation or replacement);

                  (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

                  (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel (reasonably acceptable to the Institutional Trustee) to the Trust experienced in such matters to the effect that:

                           (A) following such merger, consolidation,
                  amalgamation or replacement, the Trust or the Successor Entity, as the case may be, will be treated as a grantor trust for United States Federal income tax purposes;

                           (B) following such merger, consolidation,
                  amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                           (C) such merger, consolidation, amalgamation or
                  replacement will not materially adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) (other than with respect to any dilution of such Holders' interests in the new entity as a result of such merger, consolidation, amalgamation or replacement); and

                  (viii) the Sponsor provides a guarantee to the Holders of the Successor Securities with respect to the Successor Entity having substantially the same terms as the Preferred Securities Guarantee.

         (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation preference of the Common Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if, in the opinion of tax counsel to the Trust, such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States Federal income tax purposes.

                                    ARTICLE 4

                                     SPONSOR

         SECTION 4.01. Sponsor's Purchase of Common Securities.

         On the Closing Date the Sponsor will purchase all the Common Securities issued by the Trust, in an aggregate liquidation preference equal to 3% or more of the total capital of the Trust, at the same time as the Preferred Securities are sold.

         SECTION 4.02. Responsibilities of the Sponsor.

         In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

         (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 or on another appropriate form, or a registration statement under Rule 462(b) of the Securities Act, including any pre-effective or post-effective amendments thereto in relation to the Preferred Securities;

         (b) to determine the States and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions;

         (c) to prepare for filing by the Trust an application to the PORTAL Market, the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities;

         (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any pre-effective or post-effective amendments thereto; and

         (e) to negotiate the terms of the purchase agreement, registration rights agreement and other related agreements providing for the sale of the Preferred Securities.

                                   ARTICLE 5

                                    TRUSTEES

         SECTION 5.01. Number of Trustees.

         The number of Trustees shall initially be five (5), and:

         (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

         (b) after the issuance of any Securities the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation preference of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

provided, however, that the number of Trustees shall in no event be less than two (2); provided further that (1) one Trustee, shall be the Delaware Trustee;
(2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Administrative Trustee"); and (3) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

         SECTION 5.02. Delaware Trustee.

         If required by the Statutory Trust Act, one Trustee (the "Delaware Trustee") shall be:

         (a) a natural person who is a resident of the State of Delaware; or

         (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law;

provided, that if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section
3.11 shall have no application.

         SECTION 5.03. Institutional Trustee; Eligibility.

         (a) There shall at all times be one Trustee that shall act as Institutional Trustee and shall:

                  (i) not be an Affiliate of the Sponsor;

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.03(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

                  (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Institutional Trustee shall possess those qualifications.

         (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.03(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.06(c).

         (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

         SECTION 5.04. Qualifications of Administrative Trustees and Delaware Trustee Generally.

         Each Administrative Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

         SECTION 5.05. Initial Trustees.

         The initial Administrative Trustees shall be:

                  Steven W. Carlsen
                  Emily Canelo
                  Daniel S. Lurie

         The initial Delaware Trustee shall be:

         The Bank of New York (Delaware)
         White Clay Center, Route 273
         Newark, Delaware  19711

         The initial Institutional Trustee shall be:

         The Bank of New York
         101 Barclay Street, 8W
         New York, NY  10286

         SECTION 5.06. Appointment, Removal and Resignation of Trustees.

         (a) Subject to Section 5.06(b), Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                  (ii) in the case of Administrative Trustees, after the issuance of any Securities by vote of the Holders of a Majority in liquidation preference of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

                  (iii) in the case of the Institutional Trustee and the Delaware Trustee, unless an Event of Default shall have occurred and be continuing after the issuance of any Securities, by a vote of the Holders of a Majority in liquidation preference of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                  (iv) in the case of the Institutional Trustee and the Delaware Trustee, if an Event of Default shall have occurred and be continuing after the issuance of the Securities, by a vote of the Holders of a Majority in liquidation preference of the Preferred Securities voting as a class at a meeting of the Holders of the Preferred Securities.

         (b) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.06(a) until a successor Institutional Trustee possessing the qualifications to act as Institutional Trustee under Section 5.03 (the "Successor Institutional Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Administrative Trustees and the Sponsor; and

        (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.06(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.02 and 5.04 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

         (d) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

         (i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

                           (A) until a Successor Institutional Trustee has been
                  appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

                           (B) until the assets of the Trust have been
                  completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

         (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be, if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.06.

         (f) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.06 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Institutional Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction at the expense of the Sponsor for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

         SECTION 5.07. Vacancies among Trustees.

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.01, or if the number of Trustees is increased pursuant to Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.06.

         SECTION 5.08. Effect of Vacancies.

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of a Administrative Trustee in accordance with Section 5.06, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

         SECTION 5.09. Meetings.

         If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee . Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

         SECTION 5.10. Delegation of Power.

         (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.06, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

         (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         SECTION 5.11. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE 6

                                  DISTRIBUTIONS

         SECTION 6.01. Distributions.

         Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)) premium and principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                   ARTICLE 7

                             ISSUANCE OF SECURITIES

         SECTION 7.01. General Provisions Regarding Securities.

         (a) The Administrative Trustees shall on behalf of the Trust issue one class of preferred securities, representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), having such terms (the "Terms") as are set forth in Annex I and one class of common securities, representing undivided beneficial interests in the assets of the Trust (the "Common Securities"), having such terms as are set forth in Annex I. The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

         (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non- assessable, subject to Section 10.01 with respect to the Common Securities.

         (d) Every Person, by virtue of having become a Holder of a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

         SECTION 7.02. Execution and Authentication.

         (a) The Securities shall be signed on behalf of the Trust by one Administrative Trustee . In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Administrative Trustee ; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Administrative Trustee.

         (b) One Administrative Trustee shall sign the Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

         A Preferred Security shall not be valid until authenticated by the manual signature of an authorized officer of the Institutional Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

         Upon a written order of the Trust signed by one Administrative Trustee, the Institutional Trustee shall authenticate the Preferred Securities for original issue. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex A.

         The Institutional Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Institutional Trustee may do so. Each reference in this Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate.

         SECTION 7.03. [Reserved].

         SECTION 7.04. Registrar, Paying Agent and Conversion Agent.

         In the event that the Preferred Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, The City of New York, State of New York, (i) an office or agency where Preferred Securities may be presented for registration of transfer or exchange ("Registrar"), (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Preferred Securities and of their transfer and exchange. The Trust may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder. The Trust shall notify the Institutional Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar or Paying Agent, the Institutional Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Registrar. The Trust shall act as Paying Agent, Registrar or co-registrar for the Common Securities.

         The Trust initially appoints the Institutional Trustee as Registrar and Paying Agent for the Preferred Securities.

         SECTION 7.05. Paying Agent to Hold Money in Trust.

         The Trust shall require each Paying Agent other than the Institutional Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Institutional Trustee all money held by the Paying Agent for the payment of principal or distribution on the Securities, and will notify the Institutional Trustee if there are insufficient funds. While any such insufficiency continues, the Institutional Trustee may require a Paying Agent to pay all money held by it to the Institutional Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Institutional Trustee and to account for any money disbursed by it. Upon payment over to the Institutional Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

         SECTION 7.06. [Reserved].

         SECTION 7.07. [Reserved].

         SECTION 7.08. Outstanding Preferred Securities.

         The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Institutional Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

         If a Preferred Security is replaced, paid or purchased pursuant to
Section 7.07, it ceases to be outstanding unless the Institutional Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

         If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

         A Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

         SECTION 7.09. Preferred Securities in Treasury.

         In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Institutional Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Institutional Trustee knows are so owned shall be so disregarded.

         SECTION 7.10. [Reserved].

         SECTION 7.11. Cancellation.

         The Trust at any time may deliver Preferred Securities to the Institutional Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Institutional Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Institutional Trustee shall promptly cancel all Preferred Securities, surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall dispose of cancelled Preferred Securities in accordance with its customary procedures for the disposition of cancelled securities in effect at the time of such cancellation. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Institutional Trustee for cancellation or that any holder has converted.

         SECTION 7.12. CUSIP Numbers.

         The Trust in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so used by the Trust, the Institutional Trustee shall use "CUSIP" numbers in notices as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Securities, and the subject of such notice shall not be affected by any defect in or omission of such numbers. The Administrative Trustees or the Sponsor will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE 8

                              TERMINATION OF TRUST

         SECTION 8.01. Termination of Trust.

         (a) The Trust shall terminate upon the earliest to occur of the following:

                  (i) the bankruptcy of any Holder of the Common Securities or the Sponsor;

                  (ii) the filing of a certificate of dissolution or its equivalent with respect to any Holder of the Common Securities or the Sponsor; the filing of a certificate of cancellation with respect to the Trust or the revocation of the charter of the Holder of the Common Securities or the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iii) the entry of a decree of judicial dissolution of any Holder of the Common Securities, the Sponsor or the Trust;

                  (iv) all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                  (v) before the issuance of any Securities, with the consent of all the Administrative Trustees and the Sponsor;

                  (vi) the occurrence and continuation of a Tax Event or Investment Company Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Debentures endorsed thereon shall have been distributed to the Holders of Securities in exchange for all of the Securities; or

                  (vii) the expiration of the term of the Trust on 30 years from the date of its formation.

         (b) As soon as is practicable after the occurrence of an event referred to in Section 8.01(a)), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

         (c) The provisions of Section 3.09 and Article 10 shall survive the termination of the Trust.

                                   ARTICLE 9

                              TRANSFER AND EXCHANGE

         SECTION 9.01. General.

         (a) Where Preferred Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Institutional Trustee shall authenticate Preferred Securities at the Registrar's request.

         (b) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

         Subject to this Article 9, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                  (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

                  (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

         (c) The Administrative Trustees shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Administrative Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Administrative Trustees. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

         (d) The Trust shall not be required (i) to issue, register the transfer of, or exchange, Preferred Securities during a period beginning at the opening of business 15 days before the day of any selection of Preferred Securities for redemption set forth in the terms and ending at the close of business on the day of selection, or (ii) to register the transfer or exchange of any Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.

         SECTION 9.02. Transfer of Certificates.

         The Administrative Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Administrative Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be cancelled by the Administrative Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

         SECTION 9.03. Deemed Security Holders.

         The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Institutional Trustee, the Registrar or an co-registrar shall have actual or other notice thereof.

         SECTION 9.04. Book Entry Interests.

         Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to the Depositary, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Depositary, and no Preferred Security Beneficial Owner will receive a Definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.07 . Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.07:

         (a) the provisions of this Section 9.04 shall be in full force and effect;

         (b) the Trust and the Trustees shall be entitled to deal with the Depositary for all purposes of this Declaration (including the payment of Distributions on the relevant Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners;

         (c) to the extent that the provisions of this Section 9.04 conflict with any other provisions of this Declaration, the provisions of this Section
9.04 shall control; and

         (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Depositary and/or the Participants and receive and transmit payments of Distributions on the Global Certificates to such Participants. The Depositary will make book entry transfers among the Participants.

         SECTION 9.05. Notices to Clearing Agency.

         Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.07, the Administrative Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Depositary, and shall have no notice obligations to the Preferred Security Beneficial Owners.

         SECTION 9.06. Appointment of Successor Clearing Agency.

         If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

         SECTION 9.07. Definitive Preferred Security Certificates.

         If:

         (a) a Clearing Agency notifies the Sponsor and the Trust that it elects to discontinue its services as securities depositary with respect to the Preferred Securities or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to
Section 9.06; or

         (b) the Administrative Trustees elect after consultation with the Sponsor and the Trust to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities; or

         (c) an Event of Default has occurred and is continuing, then:

         (i) Definitive Preferred Security Certificates shall be prepared by the Administrative Trustees on behalf of the Trust with respect to such Preferred Securities; and

         (ii) Upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

         SECTION 9.08. Mutilated, Destroyed, Lost or Stolen Certificates.

         If:

         (a) any mutilated Certificates should be surrendered to the Administrative Trustees, or if the Administrative Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

         (b) there shall be delivered to the Administrative Trustees such security or indemnity as may be required by them to keep each of them harmless;

         (c) then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Administrative Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
Section 9.08, the Administrative Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section
9.08 shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE 10

      LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

         SECTION 10.01. Liability.

         (a) Except as expressly set forth in this Declaration, the Preferred Securities Guarantee and the terms of the Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                  (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

         (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

         (c) Pursuant to Section 3803(a) of the Statutory Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         SECTION 10.02. Exculpation.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence, bad faith or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

         SECTION 10.03. Fiduciary Duty.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

         (b) Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

                  (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

         (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

         SECTION 10.04. Indemnification.

         (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any and all loss, liability, damage or claim or expense, including taxes (other than taxes measured by the income of any Indemnified Person, or otherwise applicable to the Indemnified Person for operations outside the scope of this Declaration) incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence, bad faith or willful misconduct with respect to such acts or omissions.

         (b) To the fullest extent permitted by applicable law, expenses (including reasonable legal fees and expenses) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.03(a). The indemnification shall survive the termination of this Declaration.

         SECTION 10.05. Outside Businesses.

         Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE 11

                                   ACCOUNTING

         SECTION 11.01. Fiscal Year.

         The fiscal year of the Trust ("Fiscal Year") shall be the calendar year, or such other year as is required by the Code.

         SECTION 11.02. Certain Accounting Matters.

         (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Administrative Trustees.

         (b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Securities to the extent, if any, required by the Trust Indenture Act, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

         (c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

         (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041, Form 3520-A or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

         SECTION 11.03. Banking.

         The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

         SECTION 11.04. Withholding.

         The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made to any Holder, the Trust may reduce subsequent Distributions to such Holder by the amount of such withholding.

                                   ARTICLE 12

                             AMENDMENTS AND MEETINGS

         SECTION 12.01. Amendments.

         (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                  (i) the Administrative Trustees (or, if there are more than two Administrative Trustees a majority of the Administrative Trustees);

                  (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

                  (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

                  (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

                           (A) an Officers' Certificate from each of the Trust
                  and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                           (B) an opinion of counsel (who may be counsel to the
                  Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                  (iii) to the extent the result of such amendment would be to:

                           (A) cause the Trust to fail to continue to be
                  classified for purposes of United States federal income taxation as a grantor trust;

                           (B) reduce or otherwise adversely affect the powers
                  of the Institutional Trustee in contravention of the Trust Indenture Act; or

                           (C) cause the Trust to be deemed to be an Investment
                  Company required to be registered under the Investment Company Act;

         (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

         (d) Section 9.01(c) and this Section 12.01 shall not be amended without the consent of all of the Holders of the Securities;

         (e) Article 4 shall not be amended without the consent of the Holders of a Majority in liquidation preference of the Common Securities and;

         (f) the rights of the holders of the Common Securities under Article 5 to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation preference of the Common Securities; and

         (g) subject to Section 12.01(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                  (i) cure any ambiguity;

                  (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor;

                  (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders; and

                  (v) to modify, eliminate and add to any provision of the Declaration to such extent as may be reasonably necessary to effectuate any of the foregoing or to otherwise comply with applicable law.

         SECTION 12.02. Meetings of the Holders of Securities; Action by Written Consent.

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of Securities representing at least 10% in liquidation preference of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more requests in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum aggregate liquidation preference of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                  (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                  (iv) unless the Statutory Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, provide otherwise, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                   ARTICLE 13

          REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

         SECTION 13.01. Representations and Warranties of Institutional Trustee.

         The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the time of Closing, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

         (a) The Institutional Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

         (b) The execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration has been duly executed and delivered by the Institutional Trustee, and constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (c) The execution, delivery and performance of the Declaration by the Institutional Trustee does not conflict with or constitute a breach of the certificate of incorporation or By-laws of the Institutional Trustee.

         (d) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of the Declaration.

         SECTION 13.02. Representations and Warranties of Delaware Trustee.

         The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the time of Closing, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Delaware Trustee that:

         (a) The Delaware Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

         (b) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (c) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or By-laws of the Delaware Trustee.

         (d) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration.

         (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

         (f) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                                   ARTICLE 14

                                   [RESERVED]

         SECTION 14.01. [Reserved].

                                   ARTICLE 15

                                  MISCELLANEOUS

         SECTION 15.01. Notices.

         All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

         (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                  c/o Endurance Specialty Holdings Ltd.
                  Wellesley House, 90 Pitts Bay Road
                  Pembroke HM 08, Bermuda
                  Attention:  General Counsel

         (b) if given to the Institutional Trustee, at the mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

                  The Bank of New York
                  101 Barclay Street, 8W
                  New York, NY  10286
                  Attn:  Corporate Trust Administration

         (c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                  Endurance Specialty Holdings Ltd.
                  Wellesley House, 90 Pitts Bay Road
                  Pembroke HM 08, Bermuda
                  Attention: General Counsel

         (d) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         SECTION 15.02. Governing Law.

         This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

         SECTION 15.03. Intention of the Parties.

         It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

         SECTION 15.04. Headings.

         Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

         SECTION 15.05. Successors and Assigns.

         Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

         SECTION 15.06. Partial Enforceability.

         If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 15.07.    Counterparts.

         This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                       ENDURANCE SPECIALTY HOLDINGS
                                           LTD.
                                       as Sponsor


                                        By:
                                           -----------------------------------
                                             Name:
                                             Title:



                                       THE BANK OF NEW YORK
                                       as Institutional Trustee


                                       By:
                                          ------------------------------------
                                             Name:
                                             Title:



                                       THE BANK OF NEW YORK (DELAWARE)
                                       as Delaware Trustee


                                       By:
                                          ------------------------------------
                                             Name:
                                             Title:



                                       By:
                                          ------------------------------------
                                          as Administrative Trustee
                                             Name:



                                       By:
                                          ------------------------------------
                                          as Administrative Trustee
                                             Name:



                                       By:
                                          ------------------------------------
                                          as Administrative Trustee
                                             Name:

                                                                         ANNEX I

                                    TERMS OF
                           [___]% PREFERRED SECURITIES
                            [___] % COMMON SECURITIES

         Pursuant to Section 7.01 of the Amended and Restated Declaration of Trust, dated as of _______ (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus Supplement referred to below):

1. Designation and Number.

         (a) Preferred Securities. [_______] Preferred Securities of the Trust with an aggregate liquidation preference with respect to the assets of the Trust of [__________] Dollars ($[_________])[, plus up to an additional [______________]
                  Preferred Securities of the Trust with an aggregate liquidation preference with respect to the assets of the Trust of [______________] Dollars ($[________]) solely to cover over-allotments, as provided for in the purchase agreement (the "Additional Preferred Securities"),] and a liquidation preference with respect to the assets of the Trust of $[ ] per Preferred Security, are hereby designated for the purposes of identification only as "[___]% Preferred Securities (liquidation preference $[__] per Preferred Security)" (the "Preferred Securities"). The Certificates evidencing the Preferred Securities shall be substantially in the form attached as Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or other organization on which the Preferred Securities are listed.

         (b) Common Securities. [_____] Common Securities of the Trust with an aggregate liquidation preference with respect to the assets of the Trust of [_______________________] Dollars
                  ($[________])[, plus up to an additional [____] Common Securities of the Trust with an aggregate liquidation preference with respect to the assets of the Trust of [____________________] Dollars ($[_______]) to meet the capital requirements of the Trust in the event of an issuance of Additional Preferred Securities,] and a liquidation amount with respect to the assets of the Trust of $[__] per Common Security, are hereby designated for the purposes of identification only as "[___]% Common Securities (liquidation amount $[__] per Common Security)" (the "Common Securities"). The Certificates evidencing the Common Securities shall be substantially in the form attached as Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2. Distributions.

         (a) Distributions payable on each Security will be fixed at a rate per annum of [___]% (the "Coupon Rate") of the stated liquidation amount of $[__] per Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one [semi-annual period] [quarter] will bear interest thereon compounded [semi-annually] [quarterly] at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full [semi-annually] [quarterly] Distribution period on the basis of a 360- day year of twelve 30-day months, and for any period shorter than a full [semi-annually] [quarterly] Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

         (b) Distributions on the Securities will be cumulative, will accrue from the date of original issuance and will be payable [semi-annually] [quarterly] in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures: [_________], of each year, commencing on [________________], except as otherwise described below. When, as and if available for payment, Distributions will be made by the Institutional Trustee. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period from time to time on the Debentures for a period not exceeding [__] consecutive [semi-annual periods] [quarters] (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided, that no Extension Period may extend beyond the date of maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, [semi-annually] [quarterly] Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded [semi-annually] [quarterly] during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed [_________] consecutive [semi-annual periods] [quarters]. And provided further, that no Extension Period may extend beyond the maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. The Administrative Trustees will give notice to each Holder of any Extension Period upon their receipt of notice thereof from the Debenture Issuer.

         (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at the close of business on the relevant record dates. The relevant record dates shall be 15 days prior to the relevant payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of Preferred Securities being held in book-entry form through The Depository Trust Company (the "Depositary") will be made as described under the heading ["Description of the Preferred Securities -- Book-Entry Only Issuance-- The Depository Trust Company"] in the Prospectus Supplement. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

3. Liquidation Distribution Upon Dissolution.

         In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors of the Trust an amount equal to the aggregate of the stated liquidation preference of $[__] per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate stated liquidation preference of such Securities, with an interest rate equal to the Coupon Rate, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities outstanding at such time, have been distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

         If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis in accordance with paragraph 9 hereof.

4. Redemption and Distribution.

         (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption or otherwise, the proceeds from such repayment or redemption shall be simultaneously applied to redeem Securities having an aggregate liquidation preference equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price of $[__] per Security together with accrued and unpaid Distributions thereon through the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days' notice of such redemption. Upon the repayment of the Debentures at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment will be applied to redeem the Securities, in whole, upon not less than 30 nor more than 60 days' notice.

         (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in Paragraph 4(e)(ii) below.

         (c) If, at any time, a Tax Event shall occur and be continuing the Sponsor shall cause the Administrative Trustees to liquidate the Trust and, after satisfaction of creditors of the Trust, cause Debentures to be distributed to the Holders of the Securities in liquidation of the Trust within 90 days following the occurrence of such Tax Event (the "90 Day Period"); provided, however, that such liquidation and distribution shall be conditioned on (i) the Administrative Trustees' receipt of an opinion of tax counsel (reasonably acceptable to the Administrative Trustees) experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any income, gain or loss for United States Federal income tax purposes as a result of such liquidation and distribution of Debentures, and (ii) the Sponsor being unable to avoid such Tax Event within such 90 Day Period by taking some ministerial action or pursuing some other reasonable measure that, in the sole judgment of the Sponsor, will have no adverse effect on the Trust, the Sponsor or the Holders of the Securities and will involve no material cost ("Ministerial Action").

         If the Administrative Trustees shall have been informed by tax counsel experienced in such matters that it cannot deliver a No Recognition Opinion, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days' notice, and within 90 days following the occurrence of such Tax Event, to redeem the Debentures in whole (but not in part) for cash, at the Tax Event Prepayment Price plus accrued and unpaid interest and, following such redemption, all the Securities will be redeemed by the Trust at the Tax Event Redemption Price plus accrued and unpaid distributions; provided, however, that, if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within such 90 Day Period, the Tax Event by taking some Ministerial Action, the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemption.

         "Adjusted Treasury Rate" means, with respect to any prepayment date, the rate per annum equal to the [semi-annual] equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such prepayment date.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Debentures to be prepaid that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Debentures.

         "Comparable Treasury Price" means, with respect to any prepayment date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such prepayment date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such prepayment date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Debenture Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Debenture Issuer.

         "Reference Treasury Dealer" means a nationally recognized U.S. Government securities dealer in New York City selected by the Debenture Issuer.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any prepayment date, the average, as determined by the Debenture Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Debenture Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such repayment date.

         "Tax Event" means that the Sponsor shall have received an opinion of tax counsel (reasonably acceptable to the Administrative Trustees) experienced in such matters (a "Dissolution Tax Opinion") to the effect that as a result of
(a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority therefor or therein, or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after the date of the Prospectus Supplement), in either case after the date of the Prospectus Supplement, there is more than an insubstantial risk that (i) the Trust is or will be subject to United States Federal income tax with respect to interest received on the Debentures or (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties, assessments or other governmental charges.

         "Tax Event Prepayment Price" means a prepayment price equal to the greater of (1) 100% of the principal amount thereof or (2) the sum, as determined by a Quotation Agent, of the present values of the remaining scheduled payments of principal and interest (after giving effect to payment of accrued interest to the date of prepayment on the Debentures after the prepayment date), discounted to the prepayment date on a [semi-annual] basis at the Adjusted Treasury Rate plus basis points if prepaid on or prior to , and basis points if prepaid thereafter, plus, in any case, accrued and unpaid interest to the prepayment date.

         "Tax Event Redemption Price" means the redemption price equal to the Tax Event Prepayment Price upon an optional prepayment by the Debenture Issuer of the Debentures upon the occurrence and continuation of a Tax Event.

         If an Investment Company Event (as hereinafter defined) shall occur and be continuing, the Sponsor shall cause the Administrative Trustees to liquidate the Trust and cause the Debentures to be distributed to the Holders of the Securities in liquidation of the Trust within 90 days following the occurrence of such Investment Company Event.

         "Investment Company Event" means the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), to the effect that the Trust is or will be considered an "investment company" which is required to be registered under the United States Investment Company Act, as amended, which Change in 1940 Act Law becomes effective on or after the date of the Prospectus Supplement.

         On and after the date fixed for any distribution of Debentures: (i) the Securities will no longer be deemed to be outstanding, (ii) the Depositary or its nominee (or any successor Clearing Agency or its nominee), as record Holder of Preferred Securities represented by global certificates, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Preferred Securities held by the Depositary or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate principal preference equal to the aggregate stated liquidation preference of such Securities, with accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance.

         (d) The Securities will not be redeemed unless all accrued and unpaid Distributions have been paid on all Securities for all [semi-annual] [quarterly] Distribution periods terminating on or before the date of redemption.

         (e) If the Debentures are distributed to the Holders of the Securities, pursuant to the terms of the Indenture, the Debenture Issuer will use its reasonable best efforts to cause the Debentures to be listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

         (f)      "Redemption or Distribution Procedures."

                  (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depositary (or any successor Clearing Agency) or any nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

                  (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then (A) with respect to Preferred Securities held in book-entry form, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will deposit irrevocably with the Depositary (or successor clearing agency) funds sufficient to pay the amount payable on redemption with respect to such Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the amount payable on redemption to the Holders of such Preferred Securities, and (B) with respect to Preferred Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will irrevocably deposit with the Paying Agent funds sufficient to pay the amount payable on redemption to the Holders of such Securities upon surrender of their certificates. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the redemption price, but without interest on such redemption price. Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the redemption price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for purposes of calculating any premium).

                  (iv) Redemption/Distribution Notices shall be sent by the Administrative Trustees on behalf of the Trust to (A) in the case of Preferred Securities held in book-entry form, the Depositary and, in the case of Securities held in certificated form, the Holders of such certificates and (B) in respect of the Common Securities, the Holder thereof.

                  (v) Subject to the foregoing and applicable law (including, without limitation, United States Federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5. [RESERVED].

6. Voting Rights - Preferred Securities.

         (a) Except as provided under paragraph 7, in the Statutory Trust Act and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights. Subject to the requirements set forth in this paragraph, the Holders of a majority in liquidation preference of the Preferred Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past Event of Default and its consequences that is waivable under Section 5.13 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby (a "Super Majority"), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation preference of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Institutional Trustee has received an opinion of tax counsel to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States Federal income tax purposes. If the Institutional Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Preferred Securities may, after a period of 30 days has elapsed from such Holder's written request to the Institutional Trustee to enforce such rights, institute a legal proceeding directly against the Debenture Issuer, to enforce the rights of the Institutional Trustee, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Institutional Trustee or any other Person.

         Notwithstanding the foregoing, in the event the Debenture Issuer shall fail to make any payment on the Debentures when due, holders of the Preferred Securities shall have the right to institute a direct action against the Debenture Issuer for payment of such amounts. Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

7. Voting Rights - Common Securities.

         (a) The Holders of the Common Securities will only have such voting rights as provided under paragraphs 7(b), (c) and 8 herein, in the Statutory Trust Act and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article 5 of the Declaration, to vote to appoint, remove or replace any Trustee.

         (c) Subject to Section 2.06 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation preference of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.13 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation preference of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this paragraph 7(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has received an opinion of tax counsel to the effect that, as a result of such action the Trust will not fail to be classified as a grantor trust for United States Federal income tax purposes. If the Institutional Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Common Securities may, after a period of 30 days has elapsed from such Holder's written request to the Institutional Trustee to enforce such rights, institute a legal proceeding directly against the Debenture Issuer, to enforce the Institutional Trustee's rights, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Institutional Trustee or any other Person. Notwithstanding the foregoing, in the event the Debenture Issuer shall fail to make any payment on the Debentures when due, Holders of the Common Securities shall have the right to institute a direct action against the Debenture Issuer for payment of such amounts. Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents. No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

8. Amendments to Declaration and Indenture.

         (a) In addition to any requirements under Section 12.01 of the Declaration, if any proposed amendment to the Declaration provides for, or the Administrative Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.01 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66-2/3% in liquidation preference of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation preference of such class of Securities.

         (b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination on the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed, in writing, by a Majority in liquidation preference of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of greater than a majority in aggregate principal amount of the Debentures (a "Super Majority"), the Institutional Trustee may only give such consent at the written direction of the Holders of at least the same proportion in aggregate stated liquidation preference of the Securities; provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 8(b) unless the Institutional Trustee has received an opinion of tax counsel to the effect that for the purposes of United States Federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

9. Pro Rata.

         A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation preference of the Securities held by the relevant Holder in relation to the aggregate liquidation preference of all Securities outstanding unless, on any distribution date or redemption date an Event of Default under the Declaration has occurred and is continuing, in which case no payment of any distribution on, or amount payable upon redemption of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid distributions on all outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the amount payable upon redemption of the Preferred Securities, the full amount of such amount in respect of all outstanding Preferred Securities shall have been made or provided for, and all funds available to the Institutional Trustee shall first be applied to the payment in full in cash of all distributions on, or the amount payable upon redemption of Preferred Securities then due and payable.

10. Ranking.

         The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Institutional Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

11. Listing.

         The Administrative Trustees shall use their best efforts to cause the Preferred Securities to be listed on the New York Stock Exchange.

12. Acceptance of Securities Guarantee and Indenture.

         Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee including the subordination provisions therein and to the provisions of the Indenture.

13. No Preemptive Rights.

         The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

14.      Miscellaneous.

         These terms constitute a part of the Declaration.

         The Sponsor will provide a copy of the Declaration or the Preferred Securities Guarantee and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                                                     EXHIBIT A-1

                           FORM OF PREFERRED SECURITY

                           [FORM OF FACE OF SECURITY]

         [Include if Preferred Security is in global form and The Depository Trust Company is the U. S. Depositary-- UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (the "DEPOSITARY"), NEW YORK, NEW YORK, TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         [Include if Preferred Security is in global form - THIS PREFERRED SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION REFERRED TO BELOW AND IS REGISTERED IN THE NAME OF THE DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]

Certificate Number                                Number of Preferred Securities
                                                  [CUSIP NO. [ ]]

                             Certificate Evidencing
                              Preferred Securities

                                       of
                       [Endurance Holdings Captial Trust]

                           [___]% Preferred Securities

              (liquidation preference $[__] per Preferred Security)

         [Endurance Holdings Capital Trust], a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ____________ (the "Holder") is the registered owner of ___________ preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the [___]% Preferred Securities (liquidation preference $[__] per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of_______, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.



                                      A1-1

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States Federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

         Unless the Institutional Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Trust has executed this certificate this day of ____________, ____.


                                             [Endurance Holdings Capital Trust]

                                             By:
                                                 ------------------------------
                                                      Name:
                                                      Title:





                                      A1-2

              INSTITUTIONAL TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated: _________, ____


                                                     [                        ],
                                                     as Institutional Trustee

                                                     By:
                                                        -----------------------
                                                     Authorized Signatory



                                      A1-3

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________
Signature: __________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate) Signature
Guarantee:2 _______________________________________________














-------------
2 (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                      A1-4

                                                                     EXHIBIT A-2

                             FORM OF COMMON SECURITY

                           [FORM OF FACE OF SECURITY]

         [THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT.]

         [OTHER THAN AS PROVIDED IN THE DECLARATION (AS DEFINED HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A RELATED PARTY (AS DEFINED IN THE DECLARATION) OF ENDURANCE SPECIALTY HOLDINGS LTD.]

Certificate Number                                   Number of Common Securities

                             Certificate Evidencing
                                Common Securities

                                       of

                       [Endurance Holdings Capital Trust]
                             ____% Common Securities
               (liquidation preference $[___] per Common Security)


         [Endurance Holdings Capital Trust], a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the ___% Common Securities (liquidation preference $[___] per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration (as defined below), including, without limitation, Article 9 thereof. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ________, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.


                                      A2-1

         Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat for United States Federal income tax purposes the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

      IN WITNESS WHEREOF, the Trust has executed this certificate this day of _____________ ___, _____ .


                                              [Endurance Holdings Capital Trust]

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:








                                      A2-2

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________
Signature: __________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate) Signature
Guarantee:3 _______________________________________________________










---------------
3 (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                      A2-3